33. Non-current assets held for sale and discontinued operations (Tables)	12 Months Ended
Dec. 31, 2020
Noncurrent Assets Held For Sale And Discontinued Operations
Schedule of non-current assets classified as held for sale

Non-current assets classified as held for sale are measured based on the lower amount between their carrying amount and their fair value less cost to sell.

Breakdown	2020	2019

Properties / lands held for sale	78	171
Real estate developments held for sale - Éxito	31	52
Total	109	223